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                     BANC ONE INVESTMENT MANAGEMENT GROUP
                           CORPORATE TRUST SERVICES
                    CORPORATE TRUST ACCOUNT ADMINISTRATION

 Southpoint Structured Assets, Inc. FHLB Security-Backed Trust, Series 1997-1
                $7,000,000 7.10% Certificate due April 25, 2007

                   Report to Certificateholders on 04/26/99

This report is being prepared pursuant to Section 4.03 of the Standard Terms of Trust Agreements dated November 1, 1996 between Southpoint Structured Assets, Inc, as Depositor and Banc One, West Virginia, N.A., as Trustee:

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CUSIP NUMBER:                                                         844653AAA3
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Principal Amount of Security                                       $7,000,000.00
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Current Interest Rate of Security                                          7.15%
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Reporting Unit                                                          1,000.00
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Accrual Period-Beg                                                      10/25/99
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Accrual Period-End                                                      04/25/99
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Record Date                                                             04/25/99
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Fixed or Variable Rate                                                     Fixed
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Maturity Date                                                         04/25/2007
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Amounts received as of last pmt. date                                $254,420.83
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BEGINNING PRINCIPAL BAL                                            $7,000,000.00
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INTEREST:
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Pass-Through Rate                                                          7.10%
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Certificates Interest Distributed                                    $248,500.00
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Retained Interest Distributed                                            $529.16
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Trust Expenses                                                         $1,250.00
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Unpaid Accrued Interest                                                    $0.00
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PRINCIPAL:
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Principal Distributed                                              $7,000,000.00
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Advances Distributed:
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PREPAYMENT PREMIUM:
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Amount Distributed                                                     $4,141.67
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TOTAL DISTRIBUTION                                                   $254,420.83
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ENDING PRINCIPAL BALANCE                                                   $0.00
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PER UNIT:
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Beginning Principal Balance                                           1,000.0000
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Interest Distributed                                                     35.5000
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Principal Distributed                                                 1,000.0000
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Prepayment Penalty Distributed                                            0.5917
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Total Distributed                                                     1,036.1673
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